                                                             EXHIBIT NO. 99.1(e)


                               MFS SERIES TRUST II

                       FORM OF CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                             REDESIGNATION OF SERIES


      The undersigned, being a majority of the Trustees of MFS Series Trust II (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Amended and Restated Declaration of Trust dated February 3, 1995, as amended (the "Declaration"), acting pursuant to Section 6.9 of the Declaration, do hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

      1. The series designated as MFS Capital Growth Fund shall be redesignated as MFS Large Cap Growth Fund.

      Pursuant to Section 6.9(i) of the Declaration, this redesignation of series of Shares shall be effective upon the execution of a majority of the Trustees of the Trust.
      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this ______ day of _______________, 1997.



-----------------------------                   ------------------------------
A. Keith Brodkin                                Walter E. Robb, III
76 Farm Road                                    35 Farm Road
Sherborn, MA  01770                             Sherborn,  MA  01770



-----------------------------                   ------------------------------
Richard B. Bailey                               Arnold D. Scott
63 Atlantic Avenue                              20 Rowes Wharf
Boston,  MA  02110                              Boston, MA  02110

-----------------------------                   ------------------------------
Marshall N. Cohan                               Jeffrey L. Shames
2524 Bedford Mews Drive                         38 Lake Avenue
Wellington,  FL  33414                          Newton, MA  02159



-----------------------------                   ------------------------------
Lawrence H. Cohn                                J. Dale Sherratt
45 Singletree Road                              86 Farm Road
Chestnut Hill,  MA  02167                       Sherborn, MA
01770



-----------------------------                   ------------------------------
Sir J. David Gibbons                            Ward Smith
"Leeward"                                       36080 Shaker Blvd
5 Leeside Drive                                 Hunting Valley, OH
44022
"Point Shares"
Pembroke,  Bermuda  HM  05



-----------------------------
Abby M. O'Neill
200 Sunset Road
Oyster Bay,  NY  11771